Exhibit 99.1
May 2010 Liberty Acquisition Holdings Corp. Investor Presentation PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT (Revised Transaction Terms & Recent Developments)

PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT SafeHarborStatement Disclaimer This presentation does not constitute an offer to sell, or an invitation to subscribe for or purchase, any securities or the solicitation of any approval in any jurisdiction, nor shall there be any sale, issuance or transfer of the securities referred to in this presentation in any jurisdiction in contravention of applicable law. This presentation is not an offer of securities for sale in the United States. No securities will be offered or sold in the United States absent registration or an exemption from registration. This presentation does not constitute a prospectus or prospectus equivalent document. This presentation is not intended for distribution to, or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements This presentation may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earning, performance, strategies, prospects and other aspects of the businesses of Promotora de Informaciones, S.A. ("Prisa"), Liberty Acquisitions Holdings Corp. ("Liberty") and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement between Prisa and Liberty (the "Business Combination Agreement"); (2) the outcome of any legal proceedings that may be instituted against Prisa and others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain Liberty stockholder approval, Liberty warrant holder approval or Prisa stockholder approval, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the combination of Prisa and Liberty; (7) costs related to the proposed combination; (8) the limited liquidity and trading of Liberty's securities; (9) changes in applicable laws or regulations; (10) the possibility that Prisa may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in Prisa's or Liberty's filings with the SEC. Readers are referred to Liberty's most recent reports filed with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It This document may be deemed to be solicitation material in respect of the proposed business combination involving Prisa and Liberty. In connection with the proposed business combination, on May 7, 2010, Prisa has filed with the SEC a Registration Statement on Form F-4 that includes a preliminary proxy statement of Liberty for the proposed business combination and warrant amendment that also constitutes a preliminary prospectus of Prisa. Liberty intends to mail a definitive proxy statement/prospectus to its stockholders and warrant holders. Liberty stockholders, warrant holders and other investors are urged to read the preliminary proxy statement/prospectus regarding the proposed business combination and warrant amendment and the definitive proxy statement prospectus when it becomes available, because these documents contain or will contain important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters. You may obtain copies of all documents regarding this business combination, warrant amendment and other documents filed by Liberty with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to Liberty Acquisition Holdings Corp., 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa will also file certain documents with the Spanish Comision Nacional del Mercado de Valores (the "CNMV") in connection with its shareholders' meeting to be held in connection with the proposed business combination, which will be available on the CNMV's website at www.cnmv.es. Participants in the Business Combination Prisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrant holders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the merger is included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC. Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty's stockholders in respect of the proposed business combination and from the warrant holders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty's annual report on Form 10-K for the year ended December 31, 2009, which has been filed with the SEC. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC.

RevisedTransactionTerms PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT

Changes To the Transaction Terms

- Prisa and Liberty have amended the transaction to provide potentially more attractive terms to Liberty's public investors. The changes to the transaction terms include the following:

Consideration per Liberty share and Liberty warrant[2]

- The target value per Liberty share has increased from \$11.00 to \$11.26[1]
- The target value per Liberty warrant remains at \$2.15[1]
- The target consideration for Liberty shares will be provided in Prisa Ordinary Shares and Prisa Non-Voting Convertible Shares ("NVCS") in a targeted 50%-50% proportion, instead of the initially targeted 67.5%-32.5% proportion
- Consideration ratios per warrant are fixed and no longer depend on Prisa's rights issue

Non-Voting Convertible Shares

- NVCS dividend will increase from 7% by 0.25% every 3 months, starting on the 5th anniversary of issuance up to a maximum dividend of 9%
- Prisa may elect to pay the annual dividend either in cash or by increasing the then current stated value of the NVCS; the initial stated value of each NVCS is €7.331 (\$10.00 at the transaction exchange rate)
- Dividends payable to the extent that the company has distributable income on a unconsolidated basis and such dividends are not cumulative
- Holders of the NVCS may convert the NVCS to Prisa ordinary shares at any time following the 2nd anniversary of the closing. The conversion rate will be the then current stated value of the NVCS divided by €3.75
- Prisa will be able to require the conversion of the NVCS if and when the daily weighted average trading price of Prisa's ordinary shares has stayed above a specified price level for 20 consecutive trading days:
  - During the first two years after the closing, the price level is €7.50;
  - During years 3 through 5, the price level is €4.875, and
  - Following the fifth anniversary, the price level is €3.75.
- Beginning five years after the closing, Prisa may redeem the NVCS for cash at any time at the then-current stated value if the daily weighted average trading price of the Prisa ordinary shares stays below €3.75 for at least 20 consecutive trading days immediately prior to redemption

Sponsors shares and underwriters fees

- Sponsors have agreed to cancel 3 million Liberty shares for nominal consideration[3], thus increasing the target value for the balance of the Liberty shares from \$11.00 to \$11.26[1]
- Liberty's underwriters have agreed to waive fees of \$3 million, thus increasing the maximum cash available in Liberty to \$903 million

Prisa Rights Issue

- The price of the rights issue was modified from €3.08 to €2.99 per Prisa ordinary share

(1) Based on the stated value of the NVCS of €7.331378, a value of €3.518 per ordinary share and a dollar to euro transaction exchange rate of 1.364
(2) Liberty and Prisa will agree by the tenth business day before Liberty's record date on a mechanism to ensure the closing condition regarding Prisa's controlling shareholder group's continuing ownership is satisfied
(3) Liberty Sponsors to sell back to Liberty 3 million shares at closing for nominal consideration

>> **Revised Deal Terms**>>Recent Developments>>Appedices

3

ComparisonPrincipleTransactionTerms PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT General Terms (1) Revised Terms Original Terms Deal price €3.518 €3.518 €/$ Exchange rate 1.364 1.364 NVCS conversion price (2) €3.75 €4.50 Proportion of targeted consideration per Liberty Share paid in Prisa NVCS 50.0% 32.5% Proportion of targeted consideration per Liberty Share paid in Prisa Ordinary Shares 50.0% 67.5% Total Prisa Ordinary shares issued for Liberty Shares and Warrants 157.1m 212.1m Total Prisa NVCS Issued for Liberty Shares and Warrants 75.4m 49.0m Consideration per Liberty Share Revised Terms Original Terms Ordinary Shares 1.173 1.547 NVCS 0.563 0.358 Total Targeted Consideration per Share(3) $11.26 $11.00 Consideration per Liberty Warrant Revised Terms Original Terms Ordinary Shares 0.115 0.156 NVCS 0.055 0.036 Cash $1.043 $1.043 Total Targeted Consideration per Warrant(3) $2.15 $2.15 Figures shown assume 0% redemptions and as such are subject to change pending closing Conversion is subject to the conditions described in page 5 Based on the stated value of the NVCS of €7.331378, a value of €3.518 per ordinary share and a dollar to euro transaction exchange rate of 1.364 >> Revised Deal Terms>>Recent Developments>>Appendices

RevisedTransactionTerms Value per Liberty Share and Warrant Each Liberty share to receive a total targeted value of $11.26/share(1) in the form of: 1.173 Prisa Ordinary Shares and 0.563 Prisa NVCS, which will be represented by Prisa American Depository Shares ("ADS") Each Liberty warrant to receive a total targeted value of $2.15(1) per Liberty warrant in the form of: $1.043 in cash, 0.115 Prisa Ordinary Shares and 0.055 Prisa Non-Voting Convertible Shares, which will also be represented by Prisa ADS Prisa shares to be issued (1,2,3) 157.1 million Prisa Ordinary Shares will be issued to Liberty stockholders and warrant holders 75.4 million Prisa NVCS, each with a stated value of €7.331 ($10.00 based on a 1.364 exchange rate) will be issued to Liberty stockholders and warrant holders NVCS will have a 7% annual dividend paid on the then current stated value, and Starting on the 5th anniversary, the dividend rate will increase by 0.25%, and by an additional 0.25% every three months, up to a maximum dividend rate of 9% per annum Prisa may elect to pay the annual dividend either in cash or by increasing the then current stated value of the NVCS Dividends payable to the extent that the company has distributable income on a unconsolidated basis and such dividends are not cumulative Conversion of Non-Voting Convertible Shares Holders of the NVCS may convert the NVCS to Prisa shares at any time following the 2nd anniversary of the closing. The conversion rate will be the then current stated value of the NVCS divided by €3.75 Prisa will be able to require the conversion of the NVCS if and when the daily weighted average trading price of Prisa's ordinary shares has stayed above a specified price level for 20 consecutive trading days: During the first two years after the closing, the price level is €7.50; During years 3 through 5, the price level is €4.875, and Following the fifth anniversary, the price level is €3.75; Beginning five years after the closing, Prisa may redeem the NVCS for cash at any time at the then-current stated value if the daily weighted average trading price of the Prisa ordinary shares stays below €3.75 for at least 20 consecutive trading days immediately prior to redemption PRIVATE AND CONFIDENTIAL >> Revised Deal Terms>>Recent Developments>> Apprentices Based on the stated value of the NVCS of €7.331378, a value of €3.518 per ordinary share and a dollar to euro exchange rate of 1.364 Liberty and Prisa will agree by the tenth business day before Liberty's record date on a mechanism to ensure the closing condition regarding Prisa's controlling shareholder group's continuing ownership is satisfied Assumed no redemptions of Liberty Shares

RecentDevelopments PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT

RecentDevelopments Effective April 19, 2010, Prisa entered into definitive agreements with the lenders under its syndicated facility and bridge facility. The agreement extends the maturity date of the bridge loan to July 2010 and then again from July 2010 until May 2013, provided certain conditions are met, including: Capital infusion of no less than €450 million from the proceeds of the Liberty transaction Execution of a term sheet for the sale of a minority interest in Media Capital or appointment of an investment bank to pursue a public offering of such minority interest Debt Restructuring Signing Santillana closing Digital+/Cuatro Agreement Media Capital On April 29, 2010, Prisa completed the sale of a 25% stake in Santillana to the private equity fund DLJ South American Partners Prisa received €279 million in cash from DLJ This operation provides Santillana with a new partner to develop its activities in Latin America On April 14, 2010, Prisa entered into an agreement for the Cuatro-Telecinco merger and the sale of a 22% stake in Digital+ At closing, Prisa expects to receive 18.3% of Telecinco's shares and approximately €495 million in cash On March 31, 2010, Prisa announced negotiations with Miguel Pais do Amaral, the previous Portuguese investor in Media Capital (at the time partnered with Nicolas Berggruen), regarding a sale of a minority stake of Media Capital. This announcement was done after the Portuguese Competition Authority had failed to approve the previous pending sale to the company Ongoing. PRIVATE AND CONFIDENTIAL >> Revised Deal Terms>>Recent Developments>>Appendices

Appendices PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT

SummaryofProposedTransaction Consideration to Liberty Unit holders(3), reflecting Proposed Warrant Exchange(1) PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT >> Revised Deal Terms>>Recent Developments>>Appendices Consideration to Liberty Stockholders(1) Consideration Received Description Description Consideration per Liberty Share Targeted Value per Liberty Share(2) % of Target Value ADS representing Ordinary Shares Listed on NYSE Listed on NYSE 1.173 $ 5.63 50% ADS representing NVCS Stated value of €7.331378 per share Stated value of €7.331378 per share 0.563 $ 5.63 50% Listed on NYSE Listed on NYSE Listed on NYSE Aggregate Value $ 11.26 100% Consideration Received Description Consideration per Liberty Unit Targeted Value per Liberty Unit(2) ADS representing Ordinary Shares As above 1.231 $5.90 ADS representing NVCS As above 0.590 $5.90 Cash $0.522 $0.52 Aggregate Value $12.33 Figures shown assume 0% redemptions and as such are subject to change pending closing Based on the stated value of the NVCS of €7.331378, a value of €3.518 per ordinary share and a dollar to euro exchange rate of 1.364 One unit consists of one share of Liberty common stock and one-half of a warrant

ProposedWarrantExchange Liberty Warrant holders would receive $2.15 of targeted value from the above proposed Warrant Exchange The aggregate stock consideration issued in the warrant exchange is equivalent to having eliminated the warrants and increasing the Liberty shares outstanding from 126.4m to 133.9m PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT Breakdown of Target Value per Warrant Breakdown of Target Value per Warrant Breakdown of Target Value per Warrant Breakdown of Target Value per Warrant Target Value per Warrant Consideration $ Target Value % Target Value Cash Component $1.043 $1.04 48.5% Prisa Ordinary Share 0.115 $0.55 25.6% Prisa Convertible Non-Voting Share 0.055 $0.55 25.6% Total $2.15 100.0% Proposed Warrant Exchange(1) Proposed Warrant Exchange(1) Target value per Warrant $ 2.15(2) Number of Warrants Outstanding (mm) 76.7 Target Value in Warrant Exchange (mm) $ 164.9 Cash Component $ 80.0 Stock Component $ 84.9 Equivalent number of Liberty Shares represented by aggregate stock consideration to be issued in Warrant Exchange (at $11.26 per Liberty equivalent share) (mm) 7.5 Figures shown assume 0% redemptions and as such are subject to change pending closing Based on the stated value of the NVCS of €7.331378, a value of €3.518 per ordinary share and a dollar to euro exchange rate of 1.364 >> Revised Deal Terms>>Recent Developments>>Appendices

Liberty Share Holders Ordinary Shares NVCS Cash Total Shares/Cash Received 148.3 m 71.2 m Deal Price / Stated Value €3.518 €7.331 Deal Exchange Rate $/€: 1.364 $/€: 1.364 Target Value $711.6 m + $711.6 m + + $1,423.2 m Liberty Common Shares (m) Liberty Common Shares (m) Liberty Common Shares (m) 126.4 Target Value per Liberty Share Target Value per Liberty Share Target Value per Liberty Share Target Value per Liberty Share Target Value per Liberty Share Target Value per Liberty Share Target Value per Liberty Share $11.26 Liberty Warrant Holders Ordinary Shares NVCS Cash Total Shares/Cash Received 8.8 m 4.2 m $ 80 m Deal Price / Stated Value €3.518 €7.331 Deal Exchange Rate $/€: 1.364 $/€: 1.364 Target Value $42.4 m + $42.4 m + $80.0 m + $164.9 Liberty Warrants (m) Liberty Warrants (m) Liberty Warrants (m) 76.7 Target Value per Liberty Warrant Target Value per Liberty Warrant Target Value per Liberty Warrant Target Value per Liberty Warrant Target Value per Liberty Warrant Target Value per Liberty Warrant Target Value per Liberty Warrant $2.15 Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) Target Value per Liberty Unit (1 Liberty Share + 1/2 Liberty Warrant) $12.33 StockConsiderationToSharesAndWarrantHolders PRIVATE AND CONFIDENTIAL - INTERNAL DRAFT The Proposed Transaction is targeted to deliver total value to Liberty equity holders of $1,588 million or $11.26 per share, based on Deal Price and other deal assumptions Figures shown assume 0% redemptions and as such are subject to change pending closing >> Revised Deal Terms>>Recent Developments>>Appendices Total Stock Consideration to Liberty Equity Holders - Illustration based on Deal Price(1)